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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 25, 2000


                           KEYSTONE FINANCIAL, INC.
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            (Exact name of registrant as specified in its charter)


        Pennsylvania                    0-11460              23-2289209
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  (State or other jurisdiction       (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)

              One Keystone Plaza
           Front and Market Streets
                 P.O. Box 3660
           Harrisburg, Pennsylvania                           17105-3660
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   (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (717) 233-1555
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Item 5.  Other Events.

  The following document is filed as an exhibit to this Form 8-K:

  99.1    Press release of Keystone Financial, Inc. dated June 9, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             KEYSTONE FINANCIAL, INC.
                                                  (Registrant)

                                             By /s/ George R. Barr, Jr.
                                               ---------------------------
                                                   George R. Barr, Jr.
                                                 Executive Vice President
                                                and Deputy General Counsel

Date:  June 9, 2000

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